                                                                   Exhibit 99.C2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent
Registered Public Accounting Firm" and to the use of our report dated July 20,
2007, in the Registration Statement and related Prospectus (Form S-6 No.
333-144144) dated July 20, 2007 of Equity Opportunity Trust, Value Select Ten
Series 2007D.

                                             /s/ ERNST & YOUNG LLP
                                             -----------------------------------
                                             ERNST & YOUNG LLP

New York, New York
July 20, 2007